Accrued Mining and Landfill Reclamation	12 Months Ended
Dec. 27, 2014
Asset Retirement Obligation Disclosure [Abstract]
Accrued Mining and Landfill Reclamation

(13) Accrued Mining and Landfill Reclamation

The Company has asset retirement obligations arising from regulatory or contractual requirements to perform certain reclamation activities at the time that certain quarries and landfills are closed, which are primarily included in other noncurrent liabilities on the consolidated balance sheets. The current portion of the liabilities, $1.6 million and $0.5 million as of December 27, 2014 and December 28, 2013, respectively, is included in accrued and other liabilities on the consolidated balance sheets. The liability was initially measured at fair value and subsequently is adjusted for accretion expense, payments and changes in the amount or timing of the estimated cash flows. The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s remaining useful life. The following table presents the activity for the asset retirement obligations for the years ended December 27, 2014 and December 28, 2013:

	2014	2013
Beginning balance	$15,781	$14,844
Acquired obligations	140	286
Change in cost estimate	2,233	721
Settlement of reclamation obligations	(1,178)	(1,201)
Additional liabilities incurred	463	414
Accretion expense	871	717

Ending balance	$18,310	$15,781